Report of Independent
Registered Public Accounting
Firm

To the Shareholders
and Board of Trustees of
Edward Jones Money Market
Fund

In planning and
performing our
audit of the
financial statements
 of Edward Jones
 Money Market Fund
 the
Fund as of and
for the year ended
February 28 2007 in
accordance with the
standards of the Public
Company Accounting
Oversight Board
United States we
considered its internal
control over financial
reporting including
control activities
for safeguarding
securities as a basis
for designing our auditing
procedures for the
purpose of expressing
our opinion on the
financial statements
and to comply with the
requirements of Form
NSAR but not for the
purpose of expressing
an opinion on the
effectiveness of the
Funds internal control
over financial reporting
Accordingly we express no
such opinion

The management of the
Fund is responsible for
establishing and maintaining
effective internal control over
financial reporting  In
fulfilling this responsibility
estimates and judgments by
management are required
to assess the expected
benefits and related
costs of controls A companys
internal control over financial
reporting is a process
designed to provide reasonable
assurance regarding the
reliability of financial
reporting and the preparation
of financial statements for
external purposes in accordance
 with generally
accepted accounting principles
Such internal control includes
policies and procedures that
provide
reasonable assurance regarding
prevention or timely detection
of unauthorized acquisition use
or
disposition of a companys
assets that could have a material
effect on the financial statements

Because of its inherent
limitations internal control
over financial reporting may
not prevent or detect
misstatements Also projections
of any evaluation of effectiveness
to future periods are subject to
the
risk
that controls may become
inadequate because of changes
in conditions or that the degree
of compliance
with the polices or procedures
may deteriorate

A control deficiency exists
 when the design or operation
of a control does not allow
management or
employees in the normal course
of performing their assigned
functions to prevent or detect
 misstatements
on a timely basis  A significant
deficiency is a control
deficiency
or combination of control
deficiencies
that adversely affects the
companys
ability to initiate authorize
record
process or report external
financial
data reliably in accordance
with generally accepted
accounting principles such
that there is more than a
remote likelihood that a
misstatement of the companys
annual or interim financial
statements that is more
than inconsequential will
not be prevented or detected
A material weakness is a
significant deficiency or
combination of significant
deficiencies that results
in more than a remote likelihood
that a material
misstatement of the annual
or interim financial statements
 will be not prevented or detected

Our consideration of the Funds
internal control over financial
reporting was for the limited purpose
described in the first paragraph
and would not necessarily disclose
all deficiencies in internal control
that
might be significant deficiencies
or material weaknesses under
standards established by the Public
Company Accounting Oversight Board
United States  However we noted
no deficiencies in the Funds
internal control over financial
reporting and its operation
including controls for safeguarding
securities
that we consider to be a material
weakness as defined above as of
February 28 2007





This report is intended solely
for the information and use of
management and the Board of
Trustees of the
Fund and the Securities and
Exchange Commission and is
not intended to be and should
not be used by
anyone other than these
specified parties



								ERNST & YOUNG LLP


Boston Massachusetts
April 19 2007